U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                           AMENDMENT NO. 2 TO FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                     Date of Report (date of earliest event
                          reported): February 15, 2001



                                   Dita, Inc.
             (Exact name of registrant as specified in its charter)




   Nevada                          0-27057                        33-0696051
   ------                  ---------------------------          -------------
  (state of                 (Commission File Number)            (IRS Employer
incorporation)                                                   I.D. Number)




                             2214 Beverly Boulevard
                              Los Angeles, CA 90057
                                  213-368-3968
             -------------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)

Item 4.  Changes in Registrant's Certifying Accountant

     On February 15, 2001, Dita, Inc. (the "Company") dismissed its principal independent accountants, Stonefield Josephson, Inc.

     The reports of Stonefield Josephson on the financial statements of the Company filed with the Securities and Exchange Commission contained no adverse opinions or disclaimers of opinion, and were not modified as to uncertainty, audit scope, or accounting principles during the past two years or the interim period to February 15, 2001, the date of dismissal.

     The decision to change accountants was recommended and approved by the Board of Directors of the Company.

     During the past two years or interim periods prior to February 15, 2001, there were no disagreements between the Company and Stonefield Josephson, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Stonefield Josephson's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     On February 15, 2001, the Company engaged the firm of Kabani & Company, of Fountain Valley, California, as independent accountants for the Company. Prior to February 15, 2001, neither the Company, nor anyone on its behalf, had consulted with Kabani & Company concerning the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7.  Exhibits

  16   - Letter of  Stonefield Josephson, Inc.  (former accountant) on change of accountant (superseded by Exhibit 16.1)

  16.1 - Letter of Stonefield Josephson, Inc. (former accountant) on change of accountant.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 13, 2001                      Dita, Inc.



                                            By /s/ Troy Schmidt
                                               -----------------------
                                               Troy Schmidt, President

                           STONEFIELD JOSEPHSON, INC.
                          Certified Public Accountants
                        1620 26th Street, Suite 400 South
                           Santa Monica, CA 90404-4041
                             Telephone 310-453-9400


                                 March 13, 2001








Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, DC   20549

                                    Re:     DITA, Inc.
                                            SEC File No. 0-27057

Gentlemen:

        We agree with the statements made by DITA, Inc. in its Amendment No. 2 to Form 8-K reporting an event of February 15, 2001 concerning its change of principal independent accountants.


                                            /s/ Stonefield Josephson, Inc.

                                            Stonefield Josephson, Inc.
                                            Certified Public Accountants

                                                                    Exhibit 16.1